                             LETTER OF TRANSMITTAL
                TO TENDER COMMON SHARES PURSUANT TO THE OFFER BY

                                VGR HOLDING INC.
                                  TO EXCHANGE
                        0.461 OF A SHARE OF COMMON STOCK
                                       OF

                               VECTOR GROUP LTD.
                                      FOR
                         EACH OUTSTANDING COMMON SHARE
                                       OF

                             NEW VALLEY CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           THURSDAY, DECEMBER 1, 2005, UNLESS THE OFFER IS EXTENDED.

              The Exchange Agent and Depositary for the Offer is:

                                   (AST LOGO)

           By Mail or Overnight Courier:                                 By Hand:
      American Stock Transfer & Trust Company             American Stock Transfer & Trust Company
                 Operations Center                            Attn: Reorganization Department
          Attn: Reorganization Department                             59 Maiden Lane
                 6201 15th Avenue                                   New York, NY 10038
                Brooklyn, NY 11219

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        SHARE CERTIFICATE(S) AND SHARE(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS                                TENDERED (ATTACH ADDITIONAL
       NAME(S) APPEAR ON CERTIFICATE(S))                                  SIGNED LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                          SHARE                  OF SHARES                    NUMBER
                                                       CERTIFICATE             REPRESENTED BY               OF SHARES
                                                       NUMBER(S)*          SHARE CERTIFICATE(S)*            TENDERED**
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                  Total Certificated Shares Tendered
                                                       ----------------------------------------------------------------

                                                  Total Book Shares Tendered
                                                       ----------------------------------------------------------------

                                                  Total Shares Tendered
------------------------------------------------------------------------------------------------------------------------------
 * Certificate numbers are not required if tender is made by book-entry transfer.
** If you desire to tender fewer than all Shares (as defined herein) represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

[ ] IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST
    OR DESTROYED, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH THIS LETTER OF TRANSMITTAL, PLEASE CONTACT THE EXCHANGE AGENT AND DEPOSITARY AT
    (800) 937-5449 (TOLL FREE), ATTENTION: LOST SECURITIES DEPARTMENT, FOR FURTHER INSTRUCTIONS.

[ ] Number of Shares represented by the lost or destroyed certificates:
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders of New Valley Corporation either (1) if certificates (the "Share Certificates") representing common shares, par value $.01 per share (the "Shares"), are to be forwarded herewith or (2) unless an agent's message (as defined herein) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Exchange Agent and Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "THE OFFER -- Procedure for Tendering Shares" in the Vector Prospectus dated October 20, 2005 (the "Prospectus"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT AND DEPOSITARY.

     NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Provide Account Number and Transaction Code Number:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

    DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY, CHECK
    BOX: [ ]

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby delivers to VGR Holding Inc. ("Offeror"), a Delaware corporation and a wholly-owned subsidiary of Vector Group Ltd., a Delaware corporation ("Vector"), the above-described common shares, par value $.01 per share (the "Shares"), of New Valley Corporation, a Delaware corporation ("New Valley"), pursuant to Offeror's offer to exchange each outstanding Share for
0.461 of a share of common stock, par value $.10 per share, of Vector (the "Vector Shares") and cash in lieu of fractional shares, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, collectively constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby and all dividends and distributions (including, without limitation, distributions of additional Shares) on or after October 20, 2005 (collectively, "Distributions") and irrevocably appoints American Stock Transfer & Trust Company (the "Exchange Agent and Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Shares ("Share Certificates") and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror; (ii) present such Shares and all Distributions for transfer on the books of New Valley; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each of Joselynn D. Van Siclen and Marc N. Bell as attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Offeror prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of New Valley (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Offeror's acceptance of such Shares for payment, Offeror or its designee must be able to exercise full voting, consent and other rights with respect to such Shares and other securities, including, without limitation, voting at any meeting of New Valley's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent and Depositary or Offeror to be necessary or desirable to complete the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent and Depositary for the account of Offeror all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the Shares tendered hereby, or deduct from such consideration, the amount or value of such Distribution as determined by Offeror in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable. You may withdraw Shares that you tender pursuant to the Offer at any time before the expiration of the Offer. After the expiration of the Offer, tenders are irrevocable. However, if the Offeror has not accepted tendered Shares for exchange by Saturday, December 17, 2005, you may withdraw tendered Shares at any time thereafter prior to their acceptance for exchange. See "THE OFFER -- Withdrawal Rights" in the Prospectus.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Prospectus under "THE OFFER -- Procedure for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Offeror's acceptance of such Shares for exchange will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Offeror may not be required to accept for exchange any of the Shares tendered hereby.

     The undersigned understands that Offeror will not issue any fraction of a Vector Share. Instead, each tendering stockholder who would otherwise be entitled to a fraction of a Vector Share, after combining all fractional shares to which the stockholder would otherwise be entitled, will receive cash in an amount equal to the product obtained by multiplying (1) the fraction of a Vector Share after combining all fractional shares to which the holder would otherwise be entitled, by (2) the closing price of the Vector Shares as reported on the New York Stock Exchange on the last trading day before the time that the Offer expires.

     Please issue the Vector Shares and, if applicable, check for the cash in lieu of fractional Vector Shares, and return all Share Certificates not acquired or not tendered in the name(s) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered". Unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the Vector Shares and check for the cash in lieu of fractional Vector Shares and all Share Certificates not tendered or not acquired (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered". Please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not acquired, by crediting the account at the Book-Entry Transfer Facility.

     The undersigned understands that Offeror reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to acquire all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Offeror of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive consideration for Shares validly tendered and accepted for exchange pursuant to the Offer.

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Share Certificates not tendered or not exchanged and/or the Vector Shares and check for the cash in lieu of fractional Vector Shares are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail  [ ] Check and/or  [ ] Certificates to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                         SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the Share Certificates are to be issued in a name which differs from the name on the surrendered Share Certificate(s). Issue to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                                   SIGN HERE
                   (AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated: ------------------------------ , 2005

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code) Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
                                                (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                              NAME (PLEASE PRINT)

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
                           (AREA CODE) TELEPHONE NO.

Dated: ------------------------------ , 2005

                          COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Prospectus, Vector will pay, in the amounts and on the terms and conditions set forth in the Prospectus, a soliciting dealer fee in certain circumstances. See Instruction 12.

     This "Solicited Tenders" box must be completed and delivered to the Exchange Agent and Depositary in order to receive payment of the soliciting dealer fee, if eligible, regardless of the method of delivery selected for tendering Shares, including through DTC's Automated Tender Offer Program.

     The above signed tendering holder of Shares represents that the soliciting dealer that solicited and obtained this tender is:


Name of Firm:
--------------------------------------------------------------------------------
                                  (Please Type or Print)


Name of Individual Broker:
--------------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------
                                 (Including Zip Code)

     If Shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such Shares whose tender you have solicited. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF BENEFICIAL OWNER                                          NUMBER OF SHARES


--------------------                                              --------------------


--------------------                                              --------------------


--------------------                                              --------------------


--------------------                                              --------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the laws of any states or jurisdictions in which it solicits exchange of Shares pursuant to the Offer, including the prohibition against paying directly or indirectly any fee (or any portion thereof) receivable hereunder to or for the account of any beneficial owner of Shares; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Vector; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Name of Firm: ----------------------------------------

                         (Please Type or Print)
Attention: --------------------------------------------------

Address: --------------------------------------------------

                        (Including Zip Code)
Phone Number: ---------------------------------------------

Taxpayer Identification or Social Security Number: --------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

     - Fill in the box entitled "Description of Shares Being Tendered".

     - Sign and date the Letter of Transmittal in the box entitled "Sign Here".

     - Fill in and sign in the box entitled "Substitute Form W-9".

     - In completing the Letter of Transmittal, you may (but are not required to) also do the following:

      - If you want any Vector Shares, payment in lieu of fractional Vector Shares or certificate for Shares not tendered or offered delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions".

      - If you complete the box entitled "Special Delivery Instructions", you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (STAMP) (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has not completed the box entitled "Special Delivery Instructions" herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an agent's message (as defined below) is used, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "THE OFFER -- Procedure for Tendering Shares" in the Prospectus. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Exchange Agent and Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an agent's message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent and Depositary at one of its addresses set forth herein prior to the expiration date of the Offer. If Share Certificates are forwarded to the Exchange Agent and Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The term "agent's message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that Offeror may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT AND DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANS-

FER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. TENDERS BY NOTICE OF GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders (Not Applicable to Stockholders Who Tender By Book-Entry Transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Exchange Agent and Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Exchange Agent and Depositary herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent and Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offerer of such person's authority to so act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Offerer will pay all stock transfer taxes with respect to the transfer of any Shares to it or its order pursuant to the Offer. If, however, the consideration for any Shares acquired in the Offer is to be paid to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person must be paid by the person tendering the Shares, unless evidence satisfactory to Offerer of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Delivery and Issuance Instructions. If the Vector Shares and payment of the cash in lieu of fractional Vector Shares are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" herein, the appropriate boxes in this Letter of Transmittal must be completed.

     8. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Offerer, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See "THE OFFER -- Conditions of the Offer" in the Prospectus.

     9. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent and Depositary by checking the box immediately preceding the Special Issuance/Special Delivery instructions, indicating the number of Shares lost and delivering the Letter of Transmittal. The stockholder should also contact New Valley for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Exchange Agent and Depositary in accordance with the Procedures set forth in "THE
OFFER -- Procedure for Tendering Shares" in the Prospectus and the instructions contained in this Letter of Transmittal.

     10. Questions and Requests For Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Prospectus, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     11. Substitute Form W-9. Each tendering stockholder that is a U.S. person for purposes of the Federal income tax laws is required to provide the Exchange Agent and Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty imposed by the Internal Revenue Service and to 28% Federal income tax withholding on any payment made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent and Depositary is not provided with a TIN, the Exchange Agent and Depositary will withhold 28% on all payments made to such stockholder. Each foreign stockholder must complete and submit an appropriate Form W-8 in order to be exempt from the 28% Federal income tax backup withholding due on payments made to such stockholder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN "AGENT'S MESSAGE", AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT AND DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT AND DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER.

IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered Shares are accepted for exchange is required by law to provide the Exchange Agent and Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the

Exchange Agent and Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares acquired pursuant to the Offer may be subject to backup withholding of 28%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or entity to qualify as an exempt recipient, such individual or entity must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such person's exempt status. Forms W-8 can be obtained from the Exchange Agent and Depositary. Exempt stockholders that are U.S. persons should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent and Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Exchange Agent and Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares acquired pursuant to the Offer, the stockholder is required to notify the Exchange Agent and Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT AND DEPOSITARY

     The stockholder is required to give the Exchange Agent and Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent and Depositary is not provided with a TIN, the Exchange Agent and Depositary will withhold 28% of all payments to such stockholder until a TIN is provided to the Exchange Agent and Depositary.

     12. Soliciting Dealer Fee Instructions. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Prospectus, in the event that the relevant beneficial owner so designates, Vector will pay, promptly after the expiration date of the Offer, to persons who were responsible for soliciting tenders from beneficial owners a fee equal to $0.10 per Share, subject to a maximum amount per holder or account of $5,000.00, for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders" box should be completed to designate a soliciting dealer. No person may receive the soliciting dealer fee unless such person is (i) a broker or dealer in securities, that is a member of any national securities exchange or of the NASD, (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such soliciting dealers in the appropriate section of this Letter of Transmittal.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (See Instruction 11)

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY,
              AS EXCHANGE AGENT AND DEPOSITARY

-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1 -- Taxpayer Identification Number --


FORM W-9                    Please provide your TIN in the box at right and      ----------------------------------
                            certify by signing and dating below. If awaiting           Social Security Number
DEPARTMENT OF THE TREASURY  TIN, write "Applied For".
INTERNAL REVENUE SERVICE                                                                         OR
                                                                                 ----------------------------------
                                                                                   Employer Identification Number
                            ---------------------------------------------------------------------------------------
                            PART 2 -- For Payees Exempt from Backup Withholding --
                            Check the box if you are NOT subject to backup withholding. [ ]
                            ---------------------------------------------------------------------------------------
PAYER'S REQUEST FOR         PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
TAXPAYER IDENTIFICATION     (1) The number shown on this form is my correct taxpayer identification number (or I am
NUMBER ("TIN") AND              waiting for a number to be issued to me), and
CERTIFICATION               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS)
                                that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                            CERTIFICATION INSTRUCTIONS -- You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions,
                            Item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2).
-------------------------------------------------------------------------------------------------------------------

Signature:
-------------------------------------------------------------------------------------------------------------------

Date:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.


Signature: --------------------------------------------------


Date: --------------------------------------------------

     Questions and requests for assistance or additional copies of the Prospectus, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or Dealer Manager as set forth below:

                          (GEORGESON SHAREHOLDER LOGO)

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 State Street, 10th Floor
                               New York, NY 10004

                           (877) 388-2794 (Toll Free)

                     Banks and Brokerage Firms please call:
                                 (212) 440-9800

                      The Dealer Manager for the Offer is:

                  GEORGESON SHAREHOLDER SECURITIES CORPORATION
                          17 State Street, 10th Floor
                               New York, NY 10004
                                 (212) 440-9800